Exhibit 99.1

April 21, 2011	TSX: MMZ, AMEX: MMG

Metalline Reports Results of Annual General Meeting

Vancouver, British Columbia – Metalline Mining Company (TSX: MMZ, AMEX: MMG) (“Metalline”) is pleased to announce that all resolutions proposed at its annual general meeting held on April 20, 2011 (the "Annual Meeting") were duly passed with an overwhelming majority.

The shareholders have reappointed Tim Barry, Dr. Murray Hitzman, Dr. Nicole Adshead-Bell, and Duncan Hsia as directors. Brian Edgar has been reappointed Chairman of Metalline. Also, Mr. Daniel Kunz was newly appointed as a director of Metalline.

Mr. Kunz has over 30 years of experience in all areas of engineering, management, accounting, finance and operations. Mr. Kunz holds a Masters of Business Administration, Bachelor of Science in Engineering Science and an Associate of Accounting degree. Mr. Kunz has held positions in Ivanhoe Mines (President), MK Gold Company (President & CEO) and Morrison Knudsen Corporation (Vice President & Controller, and as CFO to the Mining Group).

At the conclusion of the meeting Greg Hahn, Wesley Pomeroy and Robert Kramer ceased serving as directors.  Metalline would like to thank Messrs. Hahn, Pomeroy and Kramer for their years of service as directors of Metalline.

The shareholders overwhelmingly approved the resolution to change the name of Metalline to Silver Bull Resources, Inc. Metalline has taken steps to effect the name change under state law and the name change is expected to be reflected in the financial markets and on the NYSE Amex and the Toronto Stock exchange in the near future. A news release will be issued when the Company’s website is updated and new trading symbols are assigned to the Company’s common stock.

"We are pleased that our shareholders responded so positively to the new name and we expect it to have a positive impact on investor and market perception", said Tim Barry, President & CEO.

Metalline has posted the corporate presentation from the Annual General Meeting to the website at http://www.metallinemining.com/s/Presentations.asp.

About Metalline Mining Company

Metalline Mining Company is focused on the acquisition, exploration and development of mineral properties. Metalline currently owns mineral concessions in the municipality of Sierra Mojada, Coahuila, Mexico and holds licenses in Gabon, Africa. Metalline conducts its operations in Mexico through its wholly owned Mexican subsidiaries, Minera Metalin S.A. de C.V. and Contratistas de Sierra Mojada S.A. de C.V. To obtain more information on Metalline Mining Company, visit the web site at www.metallinemining.com.

On behalf of the Board of Directors

“Tim Barry”

Tim Barry, MAusIMM
Chief Executive Officer, President and Director

INVESTOR RELATIONS CONTACT INFO:
Anthony Srdanovic, B.A. Comm
Manager Corporate Communications
Direct Line: (604) 895-7429
Office Line: (604) 687-5800

info@metallinemining.com

Cautionary note regarding forward looking statements. This news release contains forward-looking statements regarding future events and Metalline’s future results that are subject to the safe harbours created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts, and projections about the industry in which Metalline operates and the beliefs and assumptions of Metalline’s management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” variations of such words, and similar expressions, are intended to identify such forward-looking statements. In addition, any statements that refer to projections of Metalline’s future financial performance, Metalline’s anticipated growth and potential in its business and other characterizations of future events or circumstances are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, including such factors as the volatility and level of commodity prices, currency exchange rate fluctuations, uncertainties in cash flow, expected acquisition benefits, exploration mining and operating risks, competition, litigation, environmental matters, the potential impact of government regulations, and other matters discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2010 and subsequent periodic reports, many of which are beyond our control. Readers are cautioned that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those expressed or implied in the forward-looking statements.